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                                                              Exhibit 99.(b)(14)

                                POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of variable annuity contracts and variable life insurance policies issued by Farm Bureau Life Insurance Company.

SIGNATURE                                    TITLE                       DATE
/s/ Eric K. Aamundstad                      Director                   03-29-04
/s/ Steve L. Baccus                         Director                   03-01-05
/s/ Doug Beckman                            Director                   04-08-05
/s/ William C. Bruins                       Director                   03-04-05
/s/ Al Christopherson                       Director                   02-28-05
/s/ Alan L. Foutz                           Director                   03-07-05
/s/ Philip A. Hemesath                      Director                   03-01-05
/s/ Karen J. Henry                          Director                   03-08-05
/s/ Craig D. Hill                           Director                   02-26-05
/s/ Leland J. Hogan                         Director                   03-12-05
/s/ Daniel L. Johnson                       Director                   02-28-05
/s/ G. Steven Kouplen                       Director                   03-01-05
/s/ Craig A. Lang                           Director                   02-28-05
/s/ David L. McClure                        Director                   03-04-05
/s/ Charles E. Norris                       Director                   03-15-05
/s/ Keith R. Olsen                          Director                   03-08-05
/s/ Frank S. Priestly                       Director                   03-07-05
/s/ Kevin G. Rogers                         Director                   03-01-05
/s/ Scott VanderWal                         Director                   02-26-05
/s/ Michael White                           Director                   02-27-05